EXHIBIT 32.1

Section 1350 Certification of the Chief Executive Officer

I, Constantine S. Macricostas, Interim Chief Executive Officer of Photronics, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the quarter ended July 27, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CONSTANTINE S. MACRICOSTAS

Constantine S. Macricostas
Interim Chief Executive Officer
September 3, 2008